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   As filed with the Securities and Exchange Commission on September 13, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or 12(g) of the
                         Securities Exchange Act of 1934

                        Inrange Technologies Corporation
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             (Exact name of registrant as specified in its charter)

                Delaware                               06-0962862
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(State of incorporation or organization)  (I.R.S. Employer Identification No.)

          13000 Midlantic Drive
         Mt. Laurel, New Jersey                           08054
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(Address of principal executive offices)               (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                    Name of each exchange on
         to be so registered               which each class is to be registered
         -------------------               ------------------------------------

                None                                      None
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-38592

Securities to be registered pursuant to Section 12(g) of the Act:

                 Class B Common Stock, $0.01 par value per share
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                                (Title of class)
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Item 1.  Description of the Registrant's Securities to be Registered.

         The description of the Class B Common Stock, $0.01 par value per share, of Inrange Technologies Corporation (the "Registrant") to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus constituting a part of the Registration Statement on Form S-1 (No. 333-38592) filed by the Registrant with the Securities and Exchange Commission on June 5, 2000, as amended, which is incorporated herein by reference as
Exhibit 1.

Item 2.  Exhibits.

         The following exhibits to this Registration Statement have been filed as exhibits to the Registration Statement on Form S-1 (No. 333-38592) and are hereby incorporated herein by reference:

1. Registration Statement on Form S-1, filed by the Registrant with the Securities and Exchange Commission on June 5, 2000 (Registration No. 333-38592), as amended by Amendment No. 4 thereto, filed with the Securities and Exchange Commission on September 5, 2000 (as so amended, the "Form S-1 Registration Statement") (incorporated by reference to the Form S-1 Registration Statement).

2. Amended and Restated Certificate of Incorporation of the Registrant, (Exhibit 3.3 to the Form S-1 Registration Statement (No. 333-38592)).

3. Amended and Restated By-Laws of the Registrant (Exhibit 3.2 to the Form S-1 Registration Statement (No. 333-38592)).

4. Form of Class B common stock certificate of the Registrant, $0.01 par value per share (Exhibit 4.1 to the Form S-1 Registration Statement (No. 333-38592)).


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                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  September 12, 2000


                                        INRANGE TECHNOLOGIES CORPORATION


                                        By:    /s/ Kenneth H. Koch
                                              ----------------------------------
                                        Name: Kenneth H. Koch
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX
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Exhibit                            Description
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1.       Registration Statement on Form S-1, filed by the Registrant with the
         Securities and Exchange Commission on June 5, 2000 (Registration No. 333-38592), as amended by Amendment No. 4 thereto, filed with the Securities and Exchange Commission on September 5, 2000 (as so amended, the "Form S-1 Registration Statement") (incorporated by reference to the Form S-1 Registration Statement).

2. Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement).

3. Amended and Restated By-Laws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement).

4. Form of Class B common stock certificate of the Registrant, $0.01 par value per share (incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement).


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